UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007

Commission file number of the issuing entity: 333-130524-06

C-BASS 2007-CB5 Trust
(Exact name of issuing entity as specified in its charter)

Commission file number of depositor: 333-130524

Asset Backed Funding Corporation
(Exact name of depositor as specified in its charter)

Credit-Based Asset Servicing and Securitization LLC
(Exact name of sponsor as specified in its charter)

New York	75-2533468
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

214 North Tryon Street Charlotte, North Carolina	28255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code, is (212) 386-2400

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events
On November 23, 2007, Fieldstone Mortgage Company, a Maryland corporation and successor sponsor to Fieldstone Investment Corporation, filed a petition under Chapter 11 of the Bankruptcy Code, 11 U.S.C. section 101 et seq., in the United States Bankruptcy Court for the District of Maryland, Baltimore Division. This proceeding is being administered under Case No.07-21814-JS (Chapter 11).

SIGNATURES*
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asset Backed Funding Corporation
Date:	December 6, 2007	/s/ Juanita L. Dean-Warner
Name: Juanita L. Dean-Warner
Title: Vice President